FPA Perennial Fund, Inc.

                   Annual Report




[LOGO]
Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064


                   December 31, 1999

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

     The big gains of the major stock market averages in 1999 conceal some very significant differences in performance. On the surface, the results of the big and small stock indexes seem relatively similar.

                                  1999
                                  ----
       S&P 500                    21.0%
       Russell 2500               24.2%
       Russell 2000               21.3%

     Within this seemingly solid performance, there were some surprising differences. First, there were more stocks down than up: 51% of S&P 500 stocks were down, 52% of Russell 2000 stocks were down. Second, the market's performance was driven by tech stocks - the tech dominated Nasdaq 100 was up 102% for the year, as were the tech stocks included in the Russell 2000; the 30 biggest gainers in the S&P 500 were all tech stocks.

     When we look at the performance of the small and mid-cap indexes, as well as small and mid-cap managers, we find that "growth" (mostly tech) dramatically outperformed "value." These disparities in performance are the widest on record.

                                          1999
                                          ----
                                     Value    Growth
                                     -----    ------
       Russell 2500                  (1.5)%    43.1%
       Russell 2000                   1.5%     55.5%
       Lipper Small-Cap Funds         6.3      62.6%
       Lipper Mid-Cap Funds           9.3      72.9%

     Despite this hostile environment for value-oriented investors, Perennial's investment results for 1999 were quite good - a gain of over 25%.

     In the table below we compare Perennial's performance to both the Russell 2500 Index, as in the past, and the Lipper Small-Cap Value Funds, the category in which Lipper has placed Perennial based on its style and market cap range.

                       1997         1998        1999
                       ----         ----        ----
Perennial             24.3%         4.8%       25.3%
Russell 2500          24.4%         0.4%       24.2%
Lipper Small-Cap
 Value Funds          26.2%        (6.6)%       6.3%

     The obvious question for Perennial, as well as for other value oriented funds which did well, is whether its good 1999 performance was because it "cheated" - owned stocks with valuation and business parameters at variance with its stated philosophy - or because it outperformed in a challenging environment while investing in a manner consistent with its established principles.

     In the case of Perennial, we believe that the latter is the case. It is true that a significant portion of Perennial's strong performance came from a handful of technology related companies which were up 100-300% in 1999. However, in contrast to many of the market's best performing companies, which have no earnings, modest sales, and only a very short operating history, Perennial's most successful investments during 1999 are long-established companies with significant revenues and profits, as well as leading market shares. These companies were purchased at very modest valuations - prices far below their prior highs.

                            Year-End Price                     Purchase
                            --------------                  Price Compared
                          1998          1999       Gain     To Prior High
                          ----          ----       ----     -------------
Adobe Systems            23 3/8        67 1/4      187%         (54)%
Kemet                    11 1/4       45 1/16      301%         (57)%
Zebra Technologies          26*        58 1/2      125%         (42)%

*Cost- purchased in the first quarter 1999

     ADOBE SYSTEMS was first purchased during the Summer of 1998. It is a leading developer of software which aids in the manipulation of text, graphics and photographic images. At the time of our purchase, the market was worried about Adobe's pace of new product introductions, as well as its history of quarterly earnings surprises. As a result we were able to establish our Adobe position at an average cost of $17 a share, compared with trough 1998 earnings of about 90 cents plus a balance sheet with $4 a share in cash and no debt.

     In the year and a half since then, Adobe has regained Wall Street's favor. It is now viewed as an Internet play, having introduced several new products for web page design, as well as because of the growing importance of Acrobat's Portable Document Format, an essential tool for the electronic transfer of many types of information. Earnings have doubled, as has Wall Street's valuation. Adobe is now selling at over 40x estimated 2000 earnings of $1.90 a share.

     We started to trim our Adobe position in August, and have now sold all of our shares at an average price of about $65. Although we share Wall Street's enthusiasm for Adobe's prospects, it is selling at a price which leaves no room for error, and we would prefer to own other high quality companies with dramatically lower valuations.

     KEMET is another major contributor to Perennial's 1999 performance. It is one of the world's leading producers of tantalum and ceramic capacitors, passive devices which store and regulate the flow of electricity, and which are used in vast numbers in electronics products. Like semiconductors and memory chips, the capacitor industry is a growth cyclical - production and profits have increased dramatically over time, but not without periods of oversupply and severe declines in earnings.

     The year 1998 was one of these cyclical downturns as the collapse of Asia and industry overcapacity pushed Kemet's earnings down from a high of $1.70 a few years earlier to break-even.

     Kemet's earnings started to improve in mid 1999, as the recovery in Asia accelerated and demand for many electronics products, but especially wireless telecommunications, grew rapidly. Instead of focusing on how low earnings could go, the market is now evaluating how high peak earnings might be (we believe $3
- $4 a share is possible) and how long the up cycle will continue. As a result, Kemet's share price has improved dramatically to a recent high of nearly $60. We have taken some profits, selling about 40% of our shares, but continue to hold a substantial position.

     ZEBRA TECHNOLOGIES is another example of a company we were able to purchase when it was deeply out of favor on Wall Street, and whose subsequent price recovery greatly aided last year's performance.

     Despite Zebra's long-held position as the leading manufacturer of bar code printers, a key component in the rapidly growing automated identification industry, Wall Street in early 1999 seemed to be interested only in some temporary problems which Zebra was having in digesting a recent major strategic acquisition. The resulting price decline of nearly 50% gave us an opportunity to establish our position at less than 12x expected 1999 earnings (and about 9x current expectations of 2000 earnings).

     As 1999 progressed, Zebra's results began to reflect the significant strategic benefits of the merger rather than its challenges, and Zebra's stock price dramatically improved, ending the year at $58 1/2, or more than double our first quarter cost of $26 per share. Even at a recent price is the mid $60s, we are continuing to maintain our position, though watching for signs of overvaluation.

     As described above, Perennial achieved its strong 1999 performance without compromising its investment philosophy. Similarly, in 2000 we will continue to purchase only companies with established records of earning superior returns on capital, selling at below market valuations, confident that this will produce rewarding long-term performance for our shareholders.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and Portfolio Manager

February 15, 2000

                             HISTORICAL PERFORMANCE

       CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC.
         VS. RUSSELL 2500 INDEX AND LIPPER SMALL-CAP VALUE FUND AVERAGE
                   FROM JANUARY 1, 1990 TO DECEMBER 31, 1999

----------------------------------------------------------------------------
                                             Average Annual Total Return
                                            Years Ended December 31, 1999
    FPA Perennial Fund, Inc.              ----------------------------------
                                           1 year      5 years     10 years
----------------------------------------------------------------------------
At Net Asset Value                         25.31%       18.17%      12.85%
----------------------------------------------------------------------------
With Maximum 6.5% Sales Charge             17.16%       16.60%      12.09%
----------------------------------------------------------------------------

                                                          [LINE GRAPH]

                                                                       Years Ended December 31,
                                                                       ------------------------
                                  12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
                                  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Russell 2500                       10,000    8,515   12,494   14,512   16,914   16,734   22,042   26,237   32,628   32,752   40,646
FPA Perennial Fund, Inc. (NAV)     10,000   10,097   12,287   13,893   14,538   14,533   17,043   20,518   25,504   26,728   33,492
FPA Perennial Fund, Inc.            9,350    9,441   11,488   12,990   13,593   13,589   15,935   19,185   23,846   24,991   31,315
Lipper Small-Cap Value
  Fund Average                     10,000    8,435   12,309   14,199   16,435   16,129   20,202   23,539   30,321   28,286   28,657

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Small-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $31,315, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $33,492. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended December 31, 1999
                                   (Unaudited)

NET PURCHASES                                                           Shares
                                                                      ----------
COMMON STOCKS
Clayton Homes, Inc. (1)..........................................      106,000
Crane Co.........................................................       26,300
Donaldson Company, Inc...........................................        1,500
Huttig Building Products, Inc. (1)...............................       13,400
Martin Marietta Materials, Inc. (1)..............................        8,000
OM Group, Inc....................................................       13,000
O'Reilly Automotive, Inc.........................................       10,400
Strayer Education, Inc. (1)......................................       32,900

NET SALES
COMMON STOCKS
Adobe Systems Incorporated.......................................       47,700
Black Box Corporation............................................        5,400
Circuit City Stores, Inc.........................................        3,600
Federal Signal Corporation (2)...................................       20,300
Holophane Corporation (2)........................................       28,400
KEMET Corporation................................................       23,000
Manpower Inc.....................................................        6,500
Methode Electronics, Inc. (Class A)..............................        2,000




(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1999

COMMON STOCKS                                                             Shares          Value
-----------------------------------------------------------------     -------------  --------------
PRODUCER DURABLE GOODS -- 23.0%
Crane Co.........................................................            60,300  $    1,198,463
Denison International plc (ADR)*.................................            78,200         801,550
Donaldson Company, Inc...........................................            34,600         832,562
Graco Inc........................................................            60,850       2,182,994
IDEX Corporation.................................................            57,300       1,740,487
Kaydon Corporation...............................................            52,000       1,394,250
Zebra Technologies Corporation (Class A)*........................            30,100       1,760,850
                                                                                     --------------
                                                                                     $    9,911,156
                                                                                     --------------
TECHNOLOGY -- 19.0%
Adobe Systems Incorporated.......................................             9,500  $      638,875
Belden Inc.......................................................            55,400       1,163,400
Channell Commercial Corporation*.................................            48,900         559,294
Galileo International, Inc.......................................            31,600         946,025
KEMET Corporation*...............................................            61,800       2,784,863
Methode Electronics, Inc. (Class A)..............................            64,900       2,084,912
                                                                                     --------------
                                                                                     $    8,177,369
                                                                                     --------------
BUSINESS SERVICES & SUPPLIES -- 14.5%
Applied Graphics Technologies, Inc.*.............................            98,800  $      852,150
Bacou USA, Inc.*.................................................            50,500         760,656
HON INDUSTRIES Inc...............................................            72,200       1,583,888
JLK Direct Distribution Inc. (Class A)*..........................            97,400       1,004,438
Manpower Inc.....................................................            37,700       1,418,462
Romac International Inc.*........................................            48,100         646,344
                                                                                     --------------
                                                                                     $    6,265,938
                                                                                     --------------

DISTRIBUTION -- 8.5%
Arrow Electronics, Inc.*.........................................            48,300  $    1,225,613
Black Box Corporation*...........................................            35,400       2,371,800
Huttig Building Products, Inc.*..................................            13,400          66,162
                                                                                     --------------
                                                                                     $    3,663,575
                                                                                     --------------
HEALTH CARE -- 8.2%
DENTSPLY International Inc.......................................            44,400  $    1,048,950
Landauer, Inc....................................................            48,100       1,052,188
Ocular Sciences, Inc.*...........................................            77,100       1,455,262
                                                                                     --------------
                                                                                     $    3,556,400
                                                                                     --------------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1999

                                                                        Shares or
                                                                        Principal
COMMON STOCKS -- CONTINUED                                                Amount          Value
-----------------------------------------------------------------     -------------  --------------
RETAILING -- 6.5%
Circuit City Stores, Inc.........................................         33,200     $    1,496,075
O'Reilly Automotive, Inc.*.......................................         60,400          1,298,600
                                                                                     --------------
                                                                                     $    2,794,675
                                                                                     --------------
MATERIALS -- 4.6%
Martin Marietta Materials, Inc...................................          8,000     $      328,000
OM Group, Inc....................................................         47,500          1,635,781
                                                                                     --------------
                                                                                     $    1,963,781
                                                                                     --------------
CONSUMER NON-DURABLE GOODS -- 3.3%
Lancaster Colony Corporation.....................................         43,450     $    1,439,281
                                                                                     --------------

INSURANCE -- 2.7%
Brown & Brown, Inc...............................................         30,350     $    1,162,784
                                                                                     --------------

CONSUMER DURABLE GOODS -- 2.3%
Clayton Homes, Inc...............................................        106,000     $      973,875
                                                                                     --------------
EDUCATION -- 1.5%
Strayer Education, Inc...........................................         32,900     $      649,775
                                                                                     --------------
TOTAL COMMON STOCKS -- 94.1% (Cost $30,176,656)..................                    $   40,558,609
                                                                                     --------------

CONVERTIBLE DEBENTURE -- 0.9% (Cost $705,250)
Reptron Electronics, Inc. -- 6 3/4% 2004.........................     $  775,000     $      387,500
                                                                                     --------------
TOTAL INVESTMENT SECURITIES -- 95.0% (Cost $30,881,906)..........                    $   40,946,109
                                                                                     --------------

SHORT-TERM INVESTMENTS -- 4.3% (Cost $1,852,707)
Short-Term Corporate Note:
  McGraw-Hill Companies, Inc., The -- 5 1/2% 2/4/00..............     $1,600,000     $    1,591,689
State Street Bank Repurchase Agreement -- 2 1/2% 1/3/00
 (Collateralized by U.S. Treasury Bond -- 7 1/8% 2023,
  market value $267,500).........................................        261,000            261,018
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS.....................................                    $    1,852,707
                                                                                     --------------
TOTAL INVESTMENTS -- 99.3% (Cost $32,734,613)....................                    $   42,798,816
Other assets and liabilities, net -- 0.7%........................                           316,901
                                                                                     --------------
TOTAL NET ASSETS -- 100%.........................................                    $   43,115,717
                                                                                     --------------
                                                                                     --------------

*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $30,881,906)..............................     $  40,946,109
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)...............................         1,852,707  $   42,798,816
                                                                      -------------
  Cash...........................................................                               442
  Receivable for:
    Capital Stock sold...........................................     $     297,529
    Dividends and accrued interest...............................            52,411         349,940
                                                                      -------------
  Prepaid expenses...............................................                             4,550
                                                                                     --------------
                                                                                     $   43,153,748

LIABILITIES
  Payable for:
    Advisory fees and financial services.........................     $      29,631
    Accrued expenses.............................................             8,400          38,031
                                                                      -------------  --------------

NET ASSETS.......................................................                    $   43,115,717
                                                                                     --------------
                                                                                     --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,108,464 shares..............                    $       21,085
  Additional Paid-in Capital.....................................                        31,568,004
  Undistributed net realized gain on investments.................                         1,462,425
  Unrealized appreciation of investments.........................                        10,064,203
                                                                                     --------------
  Net assets at December 31, 1999................................                    $   43,115,717
                                                                                     --------------
                                                                                     --------------

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)......................                    $        20.45
                                                                                     --------------
                                                                                     --------------
Maximum offering price per share
 (100/93.5 of per share net asset value).........................                    $        21.87
                                                                                     --------------
                                                                                     --------------


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

INVESTMENT INCOME
    Interest.....................................................                    $      111,846
    Dividends....................................................                           350,395
                                                                                     --------------
                                                                                     $      462,241

EXPENSES -- Note 3:
    Advisory fees................................................     $     304,286
    Financial services...........................................            40,571
    Transfer agent fees and expenses.............................            38,507
    Audit fees...................................................            34,025
    Custodian fees...............................................            22,070
    Directors' fees and expenses.................................            21,063
    Legal fees...................................................            20,566
    Reports to shareholders......................................            20,255
    Registration fees............................................            15,820
    Other expenses...............................................             6,824         523,987
                                                                      -------------  --------------
         Net investment loss.....................................                    $      (61,746)
                                                                                     --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)....     $  20,618,946
    Cost of investment securities sold...........................        11,931,707
                                                                      -------------
      Net realized gain on investments...........................                    $    8,687,239

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year.................     $  10,137,441
    Unrealized appreciation at end of year.......................        10,064,203
                                                                      -------------

      Decrease in unrealized appreciation of investments.........                           (73,238)
                                                                                     --------------

         Net realized and unrealized gain on investments.........                    $    8,614,001
                                                                                     --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................................                    $    8,552,255
                                                                                     --------------
                                                                                     --------------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   For the Year Ended December 31,
                                                      -----------------------------------------------------------
                                                                 1999                            1998
                                                      ----------------------------  -----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).....................   $     (61,746)                $      154,764
  Net realized gain on investments.................       8,687,239                      6,270,075
  Decrease in unrealized
    appreciation of investments....................         (73,238)                    (4,166,172)
                                                      -------------                 --------------
Increase in net assets resulting
  from operations..................................                  $   8,552,255                  $   2,258,667

Distributions to shareholders from:
  Net investment income............................          --                     $     (245,948)
  Net realized capital gains.......................   $  (8,105,786)    (8,105,786)     (9,868,480)   (10,114,428)
                                                      -------------                 --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold.................   $   3,485,241                 $    7,941,504
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.................       7,127,651                      9,226,388
  Cost of Capital Stock repurchased................     (17,756,646)    (7,143,754)     (9,700,111)     7,467,781
                                                      -------------  -------------  --------------  -------------
Total decrease in net assets.......................                  $  (6,697,285)                 $    (387,980)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $91,184 at January 1, 1998....................                     49,813,002                     50,200,982
                                                                     -------------                  -------------
End of year........................................                  $  43,115,717                  $  49,813,002
                                                                     -------------                  -------------
                                                                     -------------                  -------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                        159,188                        379,448
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions................................                        359,353                        456,919
Shares of Capital Stock repurchased................                       (881,967)                      (455,757)
                                                                     -------------                 --------------
Increase (decrease) in Capital Stock outstanding...                       (363,426)                       380,610
                                                                     -------------                 --------------
                                                                     -------------                 --------------

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                Year Ended December 31,
                                                             ---------------------------------------------------------------
                                                                1999          1998         1997         1996         1995
                                                             ----------    ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value at beginning of year......................   $    20.15    $    24.00   $    22.58   $    22.36   $    21.97
                                                             ----------    ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income (loss)............................   $    (0.03)   $     0.07   $     0.05   $     0.10   $     0.36
  Net realized and unrealized gain
   on investment securities...............................         4.89          0.82         4.61         3.75         2.95
                                                             ----------    ----------   ----------   ----------   ----------
Total from investment operations..........................   $     4.86    $     0.89   $     4.66   $     3.85   $     3.31
                                                             ----------    ----------   ----------   ----------   ----------
Less distributions:
  Dividends from net investment income....................          --     $    (0.11)  $    (0.05)  $    (0.22)  $    (0.44)
  Distributions from net realized capital gains...........   $    (4.56)        (4.63)       (3.19)       (3.41)       (2.48)
                                                             ----------    ----------   ----------   ----------   ----------
  Total distributions.....................................   $    (4.56)   $    (4.74)  $    (3.24)  $    (3.63)  $    (2.92)
                                                             ----------    ----------   ----------   ----------   ----------
Net asset value at end of year............................   $    20.45    $    20.15   $    24.00   $    22.58   $    22.36
                                                             ----------    ----------   ----------   ----------   ----------
                                                             ----------    ----------   ----------   ----------   ----------

Total investment return*..................................        25.31%         4.80%       24.30%       20.39%       17.27%

Ratios/supplemental data:
Net assets at end of year (in thousands)..................   $   43,116    $   49,813   $   50,201   $   45,798   $   47,390
Ratio of expenses to average net assets...................         1.30%         1.16%        1.16%        1.19%        1.19%
Ratio of net investment income (loss) to
  average net assets......................................        (0.15)%        1.47%        0.21%        0.48%        1.63%
Portfolio turnover rate...................................           16%           34%          19%          30%          58%



* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation

      Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B. Federal Income Tax

      No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C. Securities Transactions and Related
   Investment Income

      Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D. Use of Estimates

      The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

E. Reclassification of Capital Accounts

      The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carry forwards and net realized loss on foreign currency transactions. For the year ended December 31, 1999, accumulated net losses of $61,746 were reclassified to undistributed net realized gain on investments.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

   The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $6,529,663 for the year ended December 31, 1999. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at December 31, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 1999 for federal income tax purposes was $13,631,200 and $3,566,997, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

   Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million.

                          NOTES TO FINANCIAL STATEMENTS

In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

   For the year ended December 31, 1999, the Fund paid aggregate fees of $19,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

   For the year ended December 31, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,368 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Los Angeles, California
January 21, 2000

                             OFFICERS AND DIRECTORS


DIRECTORS

Willard H. Altman
John P. Endicott
Leonard Mautner
Julio J. de Puzo, Jr.
Lawrence J. Sheehan



OFFICERS

Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE
   PRESIDENT AND PORTFOLIO MANAGER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000




This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


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